Roundhill Acquirers Deep Value ETF
Schedule of Investments
May 31, 2020 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS - 98.6%
	Communication Services - 5.0%
99,130	CenturyLink, Inc.	$974,448
	Consumer Discretionary - 13.8%
27,535	BorgWarner, Inc.	885,250
26,613	Kohl’s Corporation	511,502
130,102	Macy’s, Inc.	827,448
30,698	Nordstrom, Inc.	495,159
		2,719,359
	Energy - 5.3%
33,348	HollyFrontier Corporation	1,048,795
	Financials - 15.0%
6,659	Ameriprise Financial, Inc.	932,726
78,733	Franklin Resources, Inc.	1,485,692
66,098	Invesco, Ltd.	526,801
		2,945,219
	Health Care - 21.3%
47,484	Cardinal Health, Inc.	2,596,900
20,456	Gilead Sciences, Inc.	1,592,090
		4,188,990
	Industrials - 5.0%
17,288	Delta Air Lines, Inc.	435,831
17,361	Southwest Airlines Company	557,288
		993,119
	Information Technology - 12.3%
63,608	DXC Technology Company	903,870
73,065	HP, Inc.	1,106,204
26,497	Xerox Holdings Corporation	420,772
		2,430,846
	Materials - 20.9%
22,888	International Paper Company	779,336
15,048	LyondellBasell Industries NV - Class A	959,461
37,668	Nucor Corporation	1,591,850
28,122	WestRock Company	789,103
		4,119,750
	TOTAL COMMON STOCKS (Cost $29,342,773)	19,420,526

	SHORT-TERM INVESTMENTS - 0.5%
98,526	Invesco Government & Agency Portfolio - Short Term Investments Trust, Institutional Class, 0.12%*	98,526
	TOTAL SHORT-TERM INVESTMENTS (Costs 98,526)	98,526
	TOTAL INVESTMENTS - 99.1% (Cost $29,441,299)	19,519,052
	Other Assets in Excess of Liabilities - 0.9%	186,807
	NET ASSETS - 100.0%	$19,705,859

Percentages are stated as a percent of net assets.
*	Rate shown is the annualized seven-day yield as of May 31, 2020.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund  Services, LLC.

Summary of Fair Value Disclosure at May 31, 2020 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted  in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2020:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$19,420,526	$-	$-	$19,420,526
Short-Term Investments	98,526	-	-	98,526
Total Investments in Securities	$19,519,052	$-	$-	$19,519,052
^ See Schedule of Investments for breakout of investments by sector classification.
For the period ended May 31, 2020, the Fund did not recognize any transfers to or from Level 3.